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                                                                   EXHIBIT 10.01

                                                                  EXECUTION COPY

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                         OCCIDENTE Y CARIBE CELULAR S.A.
                (a Colombian sociedad anonima de economia mixta)

                                  190,745 Units
                                  Consisting of
                US$190,745,000 14% Senior Discount Notes due 2004
                        and 762,980 Warrants to Purchase
                    4,355,852 shares of Class B Common Stock



                               PURCHASE AGREEMENT




Dated: May 31, 1996


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                         OCCIDENTE Y CARIBE CELULAR S.A.
                (a Colombian sociedad anonima de economia mixta)

                                  190,745 Units
                                  Consisting of
                US$190,745,000 14% Senior Discount Notes due 2004
                        and 762,980 Warrants to Purchase
                    4,355,852 shares of Class B Common Stock



                               PURCHASE AGREEMENT




                                  May 31, 1996




MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201

ING BARING (U.S.) SECURITIES, INC.
667 Madison Avenue
New York, New York  10021

Ladies and Gentlemen:

         Occidente y Caribe Celular S.A. (the "Company"), a sociedad anonima de economia mixta existing under the laws of the Republic of Colombia ("Colombia"), proposes to issue and sell to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ING Baring (U.S.) Securities, Inc. (each an "Initial Purchaser" and together the "Initial Purchasers") 190,745 units (the "Units") consisting of (x) US$190,745,000 aggregate principal amount at maturity of the Company's 14% Senior Discount Notes due 2004 (the
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"Notes") and (y) 762,980 warrants (the "Warrants") entitling the holders thereof to purchase, under certain circumstances, an aggregate of 4,355,852 shares of class B common stock, par value one thousand Pesos per share, of the Company
(the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), either as (i) American Depositary Receipts ("ADRs"), or (ii) if ADRs are not available, such Warrant Shares. The Notes are to be issued pursuant to an indenture to be dated as of June 1, 1996 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a warrant agreement to be dated as of June 7, 1996, in substantially the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "Warrant Agreement") between the Company and The Bank of New York, as warrant agent (the "Warrant Agent"). The Notes and the Warrants will initially be represented by 762,980 Units, each Unit consisting of US$1,000 principal amount at maturity of the Notes and 4 Warrants, each Warrant entitling the holder thereof to purchase 5.709 shares of Class B Common Stock, at a price of US$1.00 per share (or, if greater, the U.S. dollar equivalent of 1,000 Pesos) either as ADRs (each ADR representing 25 shares of Class B Common Stock), or, in certain circumstances as set forth in the Offering Memorandum, such Warrant Shares. If a holder of Warrants exercises such Warrants for ADRs and the number of Warrant Shares entitled to be so purchased by such holder is not a multiple of 25, the Company will pay to the holder of such Warrants at the time of exercise an amount in cash equal to the then current market value of that number of shares that exceeds the largest possible multiple of 25. The Notes, the Warrants and the Units are collectively referred to herein as the "Securities." The Securities, the Indenture and the Warrant Agreement are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein have the respective meanings specified in the Offering Memorandum.

         The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated May 9, 1996 (such preliminary offering memorandum being hereinafter referred to as the "Preliminary Offering Memorandum"), and is preparing a final offering memorandum, dated May 31, 1996 (such final offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), each setting forth information regarding the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum to the extent described therein in connection with the offering and resale of the Securities.

         The Company understands that the Initial Purchasers propose to make an offering of the Securities only on the terms set forth in the Offering Memorandum, as soon
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as they deem advisable after this Agreement has been executed and delivered, (i)
to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the 1933 Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D ("Regulation D") of the 1933 Act ("Accredited Investors")) in exempt private sales under the 1933 Act and/or (iii) to non-U.S. persons outside the United States to whom the Initial Purchasers reasonably believe offers and sales of the Securities may be made in reliance upon Regulation S ("Regulation S") under the 1933 Act in transactions meeting the requirements of Regulation S.

         The holders of the Notes will be entitled to the benefits of a registration rights agreement, in substantially the form attached hereto as Exhibit B with such changes as shall be agreed to by the parties hereto (the "Notes Registration Rights Agreement"), pursuant to which the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes referred to in the Notes Registration Rights Agreement under the 1933 Act. The Initial Purchasers and other holders of the Warrants will have, with respect to the Warrants, the registration rights set forth in the Warrant Agreement.

         Section 1. Representations and Warranties. (a) The Company represents and warrants to and agrees with the Initial Purchasers as of the date hereof and as of the Closing Time as follows:

                  (i) As of their respective dates, none of the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto and, as of the Closing Time, none of the Offering Memorandum, or any amendment or supplement thereto, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements or omissions made in the Preliminary Offering Memorandum that are corrected in the Offering Memorandum or any amendment or supplement thereto or to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto.

                  (ii) There are no debt securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or listed on a
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         national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

                  (iii) There is no "substantial U.S. market interest" (as such term is defined in Regulation S) in the Securities or any security of the same class or series as the Securities.

                  (iv) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, none of the Company or any affiliate (as such term is defined in Rule 501(b) of Regulation D) of the Company or any person acting on behalf thereof has engaged in any directed selling efforts (as such term is defined in Regulation S) with respect to any Securities offered and sold in reliance on Rule 903 of Regulation S, and the Company and such affiliates and such other persons acting on behalf thereof have complied with the offering restrictions requirement of Regulation S with respect to the Securities.

                  (v) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, none of the Company or any affiliate of the Company (as defined in Rule 501(b) under the 1933 Act) has directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the 1933 Act) by or for the Company that are of the same or similar class as the Securities (other than with respect to the Exchange Notes) in a manner that would require the registration of the Securities under the 1933 Act.

                  (vi) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, none of the Company or any affiliate of the Company or any person acting on their behalf has (x) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D); or (y) solicited offers for, or offered or sold, such Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                  (vii) KPMG Peat Marwick, which is reporting upon the audited financial statements and related notes included in the Offering Memorandum, are independent
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                                        5

         auditors with respect to the Company within the meaning of the standards established for independent public accountants in Colombia and under rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings.

                  (viii) The financial statements included in the Offering Memorandum present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles in Colombia applied on a consistent basis ("Colombian GAAP") and contain a reconciliation of net income (loss) and shareholders equity under Colombian GAAP to the amounts in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") throughout the periods involved. The financial statement schedules, if any, included in the Offering Memorandum present fairly the information required to be stated therein. The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial information included in the Offering Memorandum present fairly the information shown therein in accordance with the assumptions and adjustments described therein, have been properly compiled on the pro forma bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (ix) The Company is a sociedad anonima de economia mixta duly organized and existing under the laws of Colombia with the requisite power and authority under such laws to own, lease and operate its properties and to carry on the business of providing cellular telecommunications services as described in the Offering Memorandum, and the Company does not own or hold any material properties or assets other than those incidental to its cellular telecommunications business; the Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company; and the Company has no subsidiaries.

                  (x) The Company does not, directly or indirectly, own any equity or long term debt securities of any corporation, company, firm, partnership, joint venture or other entity.
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                                        6

                  (xi) The Company had, at the date indicated in the Offering Memorandum, a duly authorized, issued and outstanding capitalization as set forth in the Offering Memorandum under the caption
         "Capitalization."

                  (xii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and, except as described in the Offering Memorandum, are free of any liens, claims or encumbrances of any kind; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company. Except as described in the Offering Memorandum, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of the Company's capital stock or any such warrants, convertible securities or obligations; the shareholders of the Company have no preemptive or other rights to acquire the Warrant Shares that have not been waived; and there are no restrictions on transfer of any class of the Company's capital stock except with respect to the right of first refusal to purchase shares from any shareholder as described in the Offering Memorandum.

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xiv) The Notes Registration Rights Agreement has been duly authorized by the Company and, as of the Closing Time, will be duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally, (y) the enforcement thereof may be subject to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations; and the Notes Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                  (xv) The Indenture has been duly authorized by the Company, will be substantially in the form heretofore delivered to the Initial Purchasers and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy,
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                                        7

         insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof may be subject to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof in the Offering Memorandum.

                  (xvi) The Notes have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof may be subject to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Notes conform in all material respects to the description thereof in the Offering Memorandum.

                  (xvii) The Warrants have been duly authorized by the Company and, when duly executed and countersigned in accordance with the provisions of the Warrant Agreement, and delivered and attached to the Notes in the manner provided for herein, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Warrant Agreement; and the Warrants conform in all material respects to the description thereof in the Offering Memorandum.

                  (xviii) The Company will have prior to the Exercise Commencement Date duly reserved a sufficient number of shares of Class B Common Stock to enable the exercise in full of the Warrants prior to the Exercise Commencement Date; and the Warrant Shares, when paid for and delivered in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and nonassessable Class B Common Stock, and not subject to preemptive or similar rights of any other person.

                  (xix) The Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency (including,
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                                        8

         without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally, (y) the enforcement thereof may be subject to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations; and the Warrant Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                  (xx) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company (a "Material Adverse Change") whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company, other than in the ordinary course of business, that is material to the Company or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

                  (xxi) The Concession is in full force and effect, and no material default exists under any of the terms thereof. The Company has prepared and filed all documents required to be filed by it pursuant to the Concession and has paid all fees, charges and assessments payable by it which have become due pursuant to the Concession other than those of which the failure to pay, individually or in the aggregate, would not result in any Material Adverse Change or otherwise result in the suspension or revocation of the Concession; and the Concession conforms to the description thereof included in the Offering Memorandum.

                  (xxii) The Company is not (x) in violation of its estatutos sociales, (y) in default (nor, with notice or lapse of time or both, would it be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, license, authorization, permit, certificate or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject except for such defaults that in the aggregate would not result in any Material Adverse Change or (z) in violation of any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, or, to the actual knowledge of the Company, other governmental or regulatory authority, agency or other body except in all cases as otherwise disclosed in the Offering Memorandum and except for such violations that in the aggregate would not result in any Material Adverse Change. The execution and delivery by the Company of this Agreement, the
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                                        9

         Notes Registration Rights Agreement, the Indenture and the Warrant Agreement, the issuance, sale and delivery of the Notes and, if issued, the Exchange Notes, the Warrants, the Warrant Shares and the Units by the Company, the consummation by the Company of the transactions contemplated in this Agreement and the Offering Memorandum and the compliance by the Company with the terms of this Agreement, the Notes Registration Rights Agreement, the Indenture and the Warrant Agreement
         (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) do not and will not result in any violation of the estatutos sociales of the Company, and (iii) do not and will not conflict with, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, (A) any contract, indenture, mortgage, loan agreement, note, lease, license, authorization, permit, certificate or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality, court or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its properties, or, to the actual knowledge of the Company, other governmental or regulatory authority, agency or other body except in all cases as otherwise disclosed in the Offering Memorandum and except for those violations, defaults, breaches, conflicts, liens, charges or encumbrances that in the aggregate would not result in any Material Adverse Change.

                  (xxiii) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, no authorization, approval, consent, exemption, order, decree or license of any government, governmental instrumentality, court or arbitrator, domestic or foreign (other than such as may be required under the 1933 Act and the rules and regulations thereunder with respect to the Notes Registration Rights Agreement and the Warrant Agreement and the transactions contemplated thereunder and the securities or "blue sky" laws of the various states) is (x) required (1) for the valid authorization, issuance, sale and delivery of the Notes, the Warrants and the Warrant Shares, and the Units, respectively, (2) for the execution, delivery or performance by the Company of this Agreement, the Notes Registration Rights Agreement, the Indenture and the Warrant Agreement or (3) for the consummation by the Company of the transactions contemplated in this Agreement and the Offering Memorandum, or (y) required to permit the Company to (1) effect payments of principal of and premium and interest on the Notes and, if issued, the Exchange Notes, or (2) perform
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                                       10

         its other obligations under the Indenture or the Warrant Agreement, except, in all cases, the registration of the terms of the Notes and the Notes with Banco de la Republica which shall be completed at or prior to the Closing Time, the approvals from the Ministry of Communications with respect to the exercise of the Warrants and the Colombian Superintendency of Securities as to the ADRs and the corporate and governmental approvals or actions necessary for the issuance of the ADRs and the Warrant Shares as described in the Offering Memorandum and except, in all cases, such other authorizations are approvals as have been obtained and are in full force and effect.

                  (xxiv) Except as disclosed in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality, court or arbitrator, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or any of its officers, in their capacity as such, or to which any of the Company's assets are subject that, individually or in the aggregate, could result in any Material Adverse Change or that could adversely affect the consummation of the transactions contemplated in this Agreement and the Offering Memorandum.

                  (xxv) There are no contracts or documents of a character that would be required to be described in the Offering Memorandum, if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that are not described as would be so required. All such contracts to which the Company is party have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company.

                  (xxvi) The Company has good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances, pledges, mortgages or security interests, except such as (A) are described in the Offering Memorandum or (B) are neither material in amount nor materially significant in relation to the business of the Company; all of the leases and subleases material to the business of the Company, and under which the Company holds properties described in the Offering Memorandum, are in full force and effect, and the Company has not received any notice of any claims with respect thereto that individually or in the aggregate, if the subject of an unfavorable decision, could result in any Material Adverse Change.

                  (xxvii) The Company owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease its properties, or to hold all concessions, as
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                                       11

         the case may be, including the Concession, and to operate its properties and to carry on its business as presently conducted, and the Company has not received any notice of proceedings relating to revocation or modification in any materially adverse respect of any such concessions, licenses, permits, certificates, consents, orders, approvals or authorizations.

                  (xxviii) The Company owns, possesses or has the right to use adequate patents, patent licenses, trademarks, service marks and service and trade names necessary to carry on its business as presently conducted (collectively, "Intellectual Property"), and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any Material Adverse Change.

                  (xxix) To the best knowledge of the Company, no labor problem exists with its employees or is imminent that could result in any Material Adverse Change.

                  (xxx) Each of this Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement and any other document required to be furnished hereunder or thereunder is in proper legal form under the laws of Colombia for the enforcement thereof against the Company in Colombia without further action on the part of the Initial Purchasers, the Trustee or the Warrant Agent (provided that an official Spanish translation of any agreement or instrument is required to bring an action thereon in the courts of Colombia); and to ensure the validity, enforceability or admissibility in evidence in Colombia of this Agreement, the Indenture, the Notes, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants or any other document required to be furnished hereunder or thereunder, it is not necessary that this Agreement, the Indenture, the Notes, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants or such related document be submitted to or filed or recorded with any court or governmental agency or body in Colombia, with the exception of the registration of the terms of the Notes and the Warrants with Banco de la Republica which will have been obtained at or prior to the Closing Time, or any tax, imposition or charge be paid on or in respect of this Agreement, the Indenture, the Notes, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants or such related document with respect to the institution of any judicial proceeding to enforce such agreement or instrument in Colombia or to obtain an exequatur in order to be able to enforce the foreign judgment in Colombia.

                  (xxxi) No event with respect to the Company has occurred and is continuing which, upon issuance of the Notes, the Warrants or the Units would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an event of default, or breach under, as described in the Indenture or the Warrant Agreement, respectively.

                  (xxxii) The Company is subject to civil and commercial law with respect to its obligations hereunder, and the execution, delivery and performance of this Agreement, the Indenture, the Notes, the Notes Registration Rights Agreement, the Warrant Agreement and the Warrants by the Company constitute private and commercial acts rather than public or governmental acts. Neither the Company nor any of its properties has any sovereign immunity from jurisdiction or suit of any court or from set-off or from any legal process or remedy (whether through service, notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Colombia.

                  (xxxiii) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Securities.

                  (xxxiv) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with, this Agreement to register the Securities under the 1933 Act or to qualify any indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (xxxv) The Company has complied with all applicable provisions of Florida H.B. 1771, codified as Section 517.057 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

                  (xxxvi) No part of the proceeds of the sale of the Securities will be used for any purpose that violates the provisions of any of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

                  (xxxvii) Except as described in the Offering Memorandum, the Company has filed all tax returns that are required to have been filed by it, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in any Material Adverse Change and such as do not materially adversely affect the ability of the Company to repay the Notes on a timely basis. Except as described in the Offering Memorandum, there are no disputes pending or, to its knowledge, threatened, between the Company and any governmental taxing authority which could result in any Material Adverse Change.

                  (xxxviii) Except as described in the Offering Memorandum, as of the date hereof, no income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in Colombia, imposed, assessed, levied or collected by Colombia or any political subdivision or taxing authority thereof or therein or on or in respect of principal, interest, premiums, dividends or other distributions and penalties or other amounts payable under the Notes and, if issued, the Exchange Notes, the Warrants or the Warrant Shares or on account of this Agreement or any payments hereunder.

                  (xxxix) Except as set forth in the Offering Memorandum under "Description of the Notes -- Ranking," the obligations of the Company under the Indenture and the Notes issued thereunder, are and shall at all times be general senior unsecured obligations of the Company, ranking pari passu in right of payment with all other existing and future unsecured and unsubordinated indebtedness of the Company outstanding from time to time (other than obligations preferred by statute or operation of law).

                  (xl) Except as described in the Offering Memorandum, it is not necessary under the laws of Colombia that any of the holders of the Securities be licensed, qualified or entitled to carry on business in Colombia by reason solely of the execution, delivery, performance or enforcement of this Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement.

                  (xli) Except as described in the Offering Memorandum, non-Colombian holders of Notes or Warrants will not be deemed resident, domiciled, carrying on business or subject to taxation in Colombia solely by reason of the execution, delivery, performance or enforcement of this Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement, except as described in the

         Offering Memorandum. Non-Colombian holders of the Warrant Shares will be subject to Colombian taxes and Colombian foreign investment registration and regulations, as described in the Offering Memorandum.

                  (xlii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are generally executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with Colombian GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xliii) Except as disclosed in the Offering Memorandum, there are no holders of securities of the Company who have the right to require the Company to register securities held by them under the 1933 Act.

                  (xliv) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xlv) Except as disclosed in the Offering Memorandum and except as would not individually or in the aggregate result in a Material Adverse Change, to the Company's knowledge (A) the Company is in compliance with all applicable Environmental Laws, (B) the Company has obtained all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened Environmental Claims against the Company, and (D) there are no circumstances with respect to any property or operations of the Company that could reasonably be anticipated to form the basis of an Environmental Claim against the Company.

                  For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any Colombian (or other applicable jurisdiction's) national, regional, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                  (b) Any certificate signed by any officer of the Company and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  Section 2. Purchase, Sale and Resale of the Securities; Closing; Representations and Warranties of the Initial Purchasers. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers severally agrees to purchase from the Company, at a purchase price of US$508.532 per Unit, Securities in the principal amount set forth opposite each name on Schedule I.

                  (b) Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Company and the Initial Purchasers, at 10:00 A.M., New York time, on June 7, 1996 or at such other time not more than ten full business days thereafter as the Initial Purchasers and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). The Securities shall be in such denominations and registered in such names as the Initial Purchasers may request in writing at least two business days before the Closing Time. The Securities, which may be in temporary form, will be made available in New York City for examination and packaging by the Initial Purchasers not later than 10:00 A.M. on the last business day prior to the Closing Time.

                  (c) At the Closing Time, payment shall be made to the Company in the aggregate amount of US$96,999,937 by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company against delivery of the Units to the Initial Purchasers.

                  (d) Each Initial Purchaser has advised the Company that it proposes to and hereby represents and warrants to and agrees with the Company that it will offer the Units for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby severally represents and warrants to the Company that it is a Qualified Institutional Buyer as defined in Rule 144A and an "Accredited Investor" as defined in Rule 501 of Regulation D. Each Initial Purchaser severally represents and agrees with the Company that it and each of its affiliates and any person acting on its behalf (i) has not and will not solicit offers for, or offer or sell, the Units by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of
Section 4(2) of the 1993 Act, or, with respect to Units sold in reliance on Regulation S, by means of any directed selling efforts (as defined in Rule 902 of Regulation S) in the United States and (ii) has and will solicit offers for the Units only from, and will offer, sell or deliver the Units, as part of its initial offering, only to (A) persons in the United States whom the Initial Purchasers reasonably believe to be Qualified Institutional Buyers (or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer) to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in a transaction under Rule 144A, (B) other institutional investors that the Initial Purchasers reasonably believe to be Accredited Investors (or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is an Accredited Investor), provided, however that each such Accredited Investor executes and delivers to such Initial Purchaser and the Company, prior to the consummation of any sale of Units to such Accredited Investor, an investor letter in substantially the form attached hereto as Annex A (an "Investor Letter") and (C) non-U.S. persons outside the United States to whom the Initial Purchasers reasonably believe offers and sales of the Units may be made in reliance upon Regulation S, in transactions meeting the requirements of Regulation S under the 1933 Act; provided that, with respect to clause (B), each such transfer of Units is effected by the delivery to such purchaser of Units in definitive form and registered in its name (or its nominee's name) on the books maintained by the Trustee.

                  (e) Each Initial Purchaser has advised the Company and hereby represents and warrants to and agrees with the Company that it has not offered or sold and will not offer or sell, any Units, directly or indirectly, in Colombia. Each Initial Purchaser further agrees to send to any dealer who purchases Units from such Initial Purchaser a notice to the effect that, by purchasing such Units, such dealer represents and agrees that it has not offered or sold, and will not offer or sell, directly or indirectly, such Units in Colombia, and that such dealer will deliver to any other dealer to whom it sells such Units a notice containing substantially the same statement as is contained in this sentence. The Initial Purchasers represent and warrant that the aggregate of the number of potential investors that attended the marketing meetings conducted for the offering of Units and the number of investors that have agreed to purchase Units (without duplication) does not exceed ninety-nine investors.

                  (f) Each Initial Purchaser severally represents, warrants and agrees that (i) it has not offered or sold and prior to the expiration of the period six months after the date of issue of the Securities will not offer to sell in the United Kingdom, by means of any document, any Units, Notes and Warrants to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Public Offers of Securities Regulations 1995 and the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on, and will only issue or pass on to any person, in the United Kingdom, any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in
Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

                  Section 3. Certain Covenants of the Company. The Company covenants with the Initial Purchasers as follows:

                  (a) The Company will not at any time make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not have previously been advised and furnished a copy or to which the Initial Purchasers or the Initial Purchasers' counsel shall reasonably object.

                  (b) The Company will promptly deliver to the Initial Purchasers, without charge, during the period from the date hereof to the date of the completion of the distribution of the Securities by the Initial Purchasers, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, or the Preliminary Offering Memorandum, as it may then be amended or supplemented, as the Initial Purchasers may reasonably request.

                  (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of the Initial Purchasers' counsel or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if, in the opinion of the Initial Purchasers' counsel or counsel for the Company, it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company, at its own expense, will promptly prepare such amendment or supplement as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing at the time it is delivered to a purchaser, be misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish the Initial Purchasers such number of copies as the Initial Purchasers may reasonably request.

                  (d) The Company will endeavor, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchasers may reasonably designate and to maintain such qualifications in effect for a period of not less than a year from the date of the Offering Memorandum; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Initial Purchasers may reasonably request.

                  (e) Except following the effectiveness of the Registration Statement and pursuant to the terms thereof, neither the Company nor any of its affiliates (as such term is defined in Rule 501(b) of Regulation D) will solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                  (f) Except following the effectiveness of the Registration Statement and pursuant to the terms thereof, the Company will not and will request its affiliates (as such term is defined in Rule 501(b) of the 1933 Act) not to offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) the offering of which security could be integrated with the sale of the Securities in a manner that would require the registration of any of the Securities under the 1933 Act.

                  (g) The Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the 1940 Act, and will not be or become a closed-end investment company required to be registered, but not registered, thereunder.

                  (h) During the period from the Closing Time to the earlier of
         (i) three years after the Closing Time or (ii) the date of effectiveness of the Registration Statement, the Company will not, and will request its affiliates (as such term is defined in Rule 144 under the 1933 Act) not to, resell any of the Securities that have been reacquired thereby, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the 1933 Act.

                  (i) The Company will file with the Trustee and provide the holders of Notes, within 15 days after it files them with the Commission, copies of its annual and quarterly reports and other information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13(a) or 15(d) of the 1934 Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13(a) or 15(d) of the 1934 Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company will file with or furnish to the Commission and provide to the Trustee and to the holders of Notes and potential purchasers of Notes upon written request to the Trustee by any holder of Notes, potential purchaser of Notes or Initial
         Purchaser: (i) within 140 days after the end of each fiscal year, annual reports on Form 20-F (or any successor form) containing the information required to be contained therein (or required in such successor form); (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 6-K (or any successor form) containing substantially the same information required to be contained in Form 10-Q (or required in any successor form); and
         (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 6-K (or any successor form) containing substantially the same information required to be contained in Form 8-K (or required in any successor form). Prior to the filing of the Registration Statement with the Commission and in the event that the Company never becomes subject to the reporting requirements of Section 13(a) or 15(d) of the 1934 Act, the Company will provide to the Trustee and to the holders of Notes, and potential purchasers of Notes upon written request to the Trustee by any holder of Notes, potential purchaser of Notes or Initial Purchaser, all of the information that would have been required to have been filed with the Commission pursuant to clauses (i), (ii) and (iii) above at such time as the Company would have been required to provide such information to the Commission pursuant to such clauses (i), (ii) and
         (iii) above. Financial statements of the Company contained in any such report will be prepared in accordance with Colombian GAAP and each such report referred to in clauses (i) and (ii) above will contain a reconciliation to U.S. GAAP consistently applied and will be prepared in accordance with the applicable rules and regulations of the Commission. For a period of four years after the Closing Time, the Company will make available to the Initial Purchasers upon request copies of all such documents, reports and information, except with respect to such documents, reports and information, or portions thereof, which were made as confidential submissions to the Commission together with such other documents, reports and information as shall be furnished by the Company to the holders of the Notes issued by it.

                  (j) If requested by the Initial Purchasers, the Company will use its best efforts in cooperation with the Initial Purchasers to (i) permit the Securities sold in transactions described in Sections 2(d)(ii)(A) and (c) hereof to be eligible for clearance and settlement through The Depository Trust Company, and (ii) include quotation of the Securities on PORTAL.

                  (k) Each Security will bear the following legend until such legend shall no longer be necessary or advisable because such Security is no longer subject to the restrictions on transfer described therein:

                           THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS

                  THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
                  (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THE ISSUANCE OF THE NOTES AND THE WARRANTS HAS BEEN APPROVED BY THE COLOMBIAN SUPERINTENDENCY OF CORPORATIONS (SUPERINTENDENCIA DE SOCIEDADES). SUCH APPROVAL DOES NOT IMPLY AN APPROVAL OF THE QUALITY OF THE NOTES AND THE WARRANTS OR THE SOLVENCY OF THE COMPANY. THE NOTES AND THE WARRANTS MAY NOT BE OFFERED OR SOLD IN THE REPUBLIC OF COLOMBIA.

                  (l) The Company will apply the net proceeds that it receives from the offer and sale of the Securities issued by it in the manner set forth with respect to it in the Offering Memorandum under the caption "Use of Proceeds."

                  (m) Except following the effectiveness of the Registration Statement, none of the Company, any affiliates (as such term is defined in Rule 501(b) of Regulation D) or any person acting on behalf thereof (other than the Initial Purchasers) will engage in any directed selling efforts (as such term is defined under Regulation S) in the United States with respect to the Securities, and each of the Company, such affiliate and such other person acting on behalf thereof will comply with the offering restrictions requirement of Regulation S.

                  (n) Prior to the Closing Time, the Company will not issue any press release or other communications directly or indirectly or hold any press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, without the Initial Purchasers' prior written consent (which shall not be unreasonably withheld), unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law or except as issued in accordance with Rule 135(c) of the Securities Act.

                  (o) The Company has complied and will comply with all applicable provisions of Florida H.B. 1771, codified as Section 517.075, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

                  (p) For a period of 180 days from the date of the Offering Memorandum, the Company will not, without the Initial Purchasers' prior written consent, directly or indirectly, offer, sell, grant any option to purchase or otherwise dispose of any debt or equity securities of the Company, other than (i) the Notes, the Exchange Notes referred to in the Notes Registration Rights Agreement and the Warrants (ii) Class C Common Stock to the sector social solidario as required by Colombian law, (iii) debt or equity securities issued to persons who are shareholders on the date of this Agreement and (iv) capital stock issued to employees, directors, alternate directors or officers of the Company or any subsidiary (or permitted transferees of such employees, directors, alternate directors or officers), pursuant to the terms of applicable agreements (including employment agreements) or plans (or amendments thereto) approved by the Company's Board of Directors.

                  (q) The Company will obtain, and keep in full force and effect, all governmental authorizations with any court or governmental agency that may be required for, or in connection with, the execution, issuance, sale, legality, validity or enforceability against the Company of the Notes, and if issued the Exchange Notes, the Warrants, the Warrant Shares and the Units. With respect to the Warrants, the Company shall use its best efforts to obtain, on or prior to the Exercise

Commencement Date, all Colombian corporate and governmental approvals, registrations and authorizations, including, without limitation, the approval of the Colombian Ministry of Communications to permit the reduction of the equity percentage of the shareholders which have qualified as operators in Colombia, if required, and any other necessary authorization or approval required for the Company to ensure that the estatutos sociales are amended to eliminate the shareholders' right of first refusal with respect to the sale of any of the Class B Common Stock of the Company. The Company will use its best efforts to file and cause to be declared effective the Warrant Shares Registration Statement on or prior to the Exercise Commencement Date (as defined in the Offering Memorandum). In the event ADRs are issued, the Company shall use its best efforts to obtain all Colombian corporate and governmental approvals and authorizations, including, without limitation, the approval of the Colombian Superintendency of Securities and the Colombian Superintendency of Corporations, necessary to issue the ADRs and to file and cause to be declared effective the ADR Registration Statement on or prior to the Exercise Commencement Date.

                  Section 4. Payment of Expenses. Whether or not any sale of the Securities is consummated, the Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including
(a) the preparation and printing of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Initial Purchasers, (b) the reproduction and distribution of the Securities, this Agreement, the Notes Registration Rights Agreement, the Indenture, the Warrant Agreement and any "blue sky" or legal investment memoranda, (c) the delivery of the Securities to the Initial Purchasers, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Securities under the applicable securities laws in accordance with Section 3(d) and any filing for review of the offering with the NASD, including filing fees and fees (up to a maximum of $2,000) and disbursements of counsel for the Initial Purchasers (including any local counsel retained to render any opinion required by any state securities or Blue Sky authorities) in connection therewith and in connection with the preparation of any "blue sky" or legal investment memoranda, (f) any fees charged by rating agencies for rating the Securities, (g) the fees and expenses of the Trustee and the Warrant Agent, including the fees and disbursements of counsel for the Trustee and the Warrant Agent, in connection with the Indenture, the Warrant Agreement and the Securities, (h) the cost of obtaining approval for the trading of the Securities through PORTAL and (i) promptly upon request therefor, the reimbursement of the reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of United States and Colombian counsel), incurred by the Initial Purchasers in connection with the negotiation, preparation and execution of this Agreement and otherwise in connection with their purchase of the Securities, subject in the case of this clause (i) to a maximum of US$340,000 (which shall include the Company's portion of road show expenses).

                  Section 5. Conditions of Initial Purchasers' Obligations. The obligations of each Initial Purchaser to purchase and pay for the Securities that it has severally agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Company contained herein and in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a) At the Closing Time, each of the Initial Purchasers shall have received a signed opinion of Cravath, Swaine & Moore, United States counsel for the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit C. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as United States counsel for the Initial Purchasers may reasonably request. In giving such opinion, such counsel may rely, (i) as to all matters covered by the laws of Colombia, upon the opinions of Holguin, Neira y Pombo, and Mauricio Campillo Orozco, General Counsel to the Company, and (ii) as to all matters governed by laws other than the laws of Colombia and of the State of New York and the federal law of the United States, upon opinions of other counsel, who shall be counsel reasonably satisfactory to United States counsel for the Initial Purchasers, in which case the opinion shall state that they believe the Initial Purchasers are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon the representations and warranties of the Company set forth in this Agreement and certificates of officers of the Company and certificates of public officials; provided that such certificates have been delivered to the Initial Purchasers.

                  (b) At the Closing Time, each of the Initial Purchasers shall have received a signed opinion of Mauricio Campillo Orozco, General Counsel to the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit D. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as counsel for the Initial Purchasers may reasonably request. In giving such opinion, such counsel may rely upon the opinion of Cravath, Swaine & Moore as to all matters governed by the laws of the State of New York and the federal law of the United States, and the Initial Purchasers are entitled to rely thereon.

                  (c) At the Closing Time, each of the Initial Purchasers shall have received a signed opinion of Holguin, Neira y Pombo, special Colombian counsel to the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit E. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as United States counsel for the Initial Purchasers may reasonably request. In giving such opinion, such counsel may rely upon the opinion of Cravath, Swaine & Moore as to all matters governed by the laws of the State of New York and the federal law of the United States, and the Initial Purchasers are entitled to rely thereon. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon the representations and warranties of the Company set forth in this Agreement and certificates of officers of the Company and certificates of public officials; provided that such certificates have been delivered to the Initial Purchasers.

                  (d) At the Closing Time, each of the Initial Purchasers shall have received a signed opinion of Dunnington, Bartholow & Miller, counsel to the Trustee and the Warrant Agent, dated as of the Closing Time, in substantially the form attached hereto as Exhibit F. Such opinion shall be to such further effect with respect to other legal matters relating to the sale of the Securities, the Indenture and the Warrant Agreement as United States counsel for the Initial Purchasers may reasonably request.

                  (e) At the Closing Time, each of the Initial Purchasers shall have received a signed opinion of Brigard & Urrutia Abogados, Colombian counsel to the Initial Purchasers, dated as of the Closing Time. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as United States counsel for the Initial Purchasers may reasonably request. In giving such opinion, such counsel may rely, upon the opinion of Shearman & Sterling as to all matters governed by the laws of the State of New York and the federal law of the United States, and the Initial Purchasers are entitled to rely thereon. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon the representations and warranties of the Company set forth in this Agreement and certificates of officers of the Company and certificates of public officials; provided that such certificates have been delivered to the Initial Purchasers.

                  (f) At the Closing Time, each of the Initial Purchasers shall have received the favorable opinion of Shearman & Sterling, United States counsel for the Initial Purchasers, dated as of the Closing Time, to the effect that the opinions delivered pursuant to Sections 5(a), 5(b), 5(c), 5(d) and 5(e) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by the Initial Purchasers, and with respect to the Securities, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Offering Memorandum and such other related matters as the Initial Purchasers may require. In giving such opinion such counsel may rely, as to all matters governed by laws other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon the representations and warranties of the Company set forth in this Agreement and certificates of officers of the Company and certificates of public officials; provided that such certificates have been delivered to the Initial Purchasers.

                  (g) At the Closing Time, (i) the Offering Memorandum, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Change, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company that would be required to be set forth in the Offering Memorandum other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company before or by any government, governmental instrumentality, court or arbitrator, domestic or foreign, that could reasonably result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company other than as set forth in the Offering Memorandum, (iv) the Company shall have in all material respects complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (v) no event of default shall exist under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or to which the Company is subject that in the aggregate could result in a Material Adverse Change and (vi) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate in all material respects as though expressly made at and as of the Closing Time. At the Closing Time, each of the Initial Purchasers shall have received a certificate of the President and the Financial Vice President of the Company, dated as of the Closing Time, to such effect.

                  (h) At the time that this Agreement is executed by the Company, each of the Initial Purchasers shall have received from KPMG Peat Marwick, independent auditors for the Company, a letter, dated such date, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent auditors with respect to the Company within the meaning of the standards established for independent public accountants in Colombia and under rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings, and stating in effect that:

                           (i) on the basis of procedures (but not an audit in
                  accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company included in the Offering Memorandum, a reading of the minutes of all meetings of the stockholders and directors of the Company and the Financial Committee of the Company's Board of Directors from January 1 to May 27, 1996 (except for those meetings for which minutes have not yet been provided, in which case minutes for such meetings in draft form have been read) inquiries of certain officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                    (A) at a specified date not more than five
                           days prior to the date of this Agreement, there was any change in the capital stock of the Company or increase in long-term debt, in each case as compared with amounts shown on the March 31, 1996 unaudited condensed balance sheet included in the Offering Memorandum, except in each case for such changes or decreases that the Offering Memorandum discloses have occurred or may occur; or

                                    (B) for the period from April 1, 1996 to a
                           specified date not more than five days prior to the date of this Agreement, there was as compared with the comparable period in the preceding year, any decrease in net revenues, or any increase in the total or per share amounts of net loss, except in each case for such decreases or increases that the Offering Memorandum discloses have occurred or may occur;

                           (ii) in addition to the procedures referred to in
                  clause (i) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Offering Memorandum, including the Selected

                  Financial Information, which have previously been specified by the Initial Purchasers and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                  (i) At the Closing Time, each of the Initial Purchasers shall have received from KPMG Peat Marwick a letter, in form and substance satisfactory to the Initial Purchasers and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(h), except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

                  (j) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

                  (k) At the Closing Time, counsel for the Initial Purchasers shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to the Initial Purchasers and to counsel for the Initial Purchasers.

                  (l) At the Closing Time, the Notes Registration Rights Agreement, the Indenture and the Warrant Agreement shall have been fully executed and be in full force and effect.

                  (m) At the Closing Time, the Credit Agreement among the Company, ING Bank, N.V., ING Baring (U.S.) Securities Corporation, Merrill Lynch and the other Lenders thereto shall have been fully executed and registered with Banco de la Republica and be in full force and effect, the proceeds thereunder shall have been simultaneously disbursed and such proceeds shall have been simultaneously utilized for the purposes described in the Offering Memorandum under the caption "Use of Proceeds."

                  (n) At or before the Closing Time, the Initial Purchasers shall have received a copy of the resolution of the Colombian Superintendency of Corporations approving the issuance of the Notes and the Warrants.

                  (o) At or before the Closing Time, the terms of the Notes and the Warrants shall have been duly registered with Banco de la Republica, and the Initial Purchasers shall have received a copy of such registration.

                  (p) CT Corporation System shall have accepted its appointment as Process Agent pursuant to Section 14, and the Initial Purchasers shall have received a letter from the Process Agent evidencing such acceptance.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

                  Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

         provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of United States and Colombian counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto), or any preliminary offering memorandum; provided further that the foregoing indemnification with respect to any preliminary offering memorandum shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser) from whom the person asserting any such losses, claims, damages or liabilities purchased any of the Units if a copy of the Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser on the initial resale to such person, at or prior to the written confirmation of the sale of such Units to such person and if the Offering Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (b) Each Initial Purchaser severally (but not jointly) agrees to indemnify and hold harmless the Company, its directors, each of its officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in such preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of such action provided, however, that counsel to the indemnifying party shall not (except with the consent of indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any Colombian counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that representation by such counsel would be inappropriate due to actual or potential differing interests between the indemnified and the indemnifying parties. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which they are entitled to be indemnified hereunder, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement.

                  Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total Initial Purchasers' discount received by the Initial Purchasers, in each case as set forth on the cover page of the Offering Memorandum bear to the price to investors appearing thereon.

                  The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in
Schedule I hereto and not joint.

                  Section 8. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Initial Purchasers or any person who controls the Company or the Initial Purchasers within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Securities.

                  Section 9. Termination of Agreement. (a) The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Change, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, Colombia or other international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, or in Colombian taxation affecting the Company or the Securities or the transfer thereof (otherwise than as set forth in or contemplated by the Offering Memorandum), or currency exchange rates for the U.S. dollar into the Colombian peso or exchange controls applicable to the U.S. dollar or the Colombian peso, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or limited by the Commission, or if trading generally on either the Colombian Stock Exchanges, the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other United States or Colombian governmental authority, or (iv) if a banking moratorium has been declared by either Colombian, United States federal or New York state authorities.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

                  Section 10. Default. If one of the Initial Purchasers shall fail at the Closing Time to purchase the Securities that it is obligated to purchase (the "Defaulted Securities"), the non-defaulting Initial Purchaser shall have the right, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities upon the terms herein set forth; if, however, such non-defaulting Initial Purchaser has not completed such arrangements within such 24-hour period, then:

                  (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased, the non-defaulting Initial Purchaser shall be obligated to purchase the full amount thereof, or

                  (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser.

                  No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

                  In the event of any such default that does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this
Section 10.

                  Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Initial Purchasers at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, Attention: Marisa D. Drew with copies to Shearman & Sterling at 599 Lexington Avenue, New York, New York 10022-6069, Attention: Mr. Rohan S. Weerasinghe; and notices to the Company shall be directed to it at Calle 50 No. 55-01, Medellin, Colombia, Attention: Mauricio Campillo, with copies to Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019-7415 Attention: Mr. Timothy G. Massad.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time received, if mailed or sent by air courier; when answered back, if telexed; and when receipt acknowledged by recipient's telecopy operator, if telecopied.

                  Section 12. Parties. This Agreement is made solely for the benefit of the Initial Purchasers, the Company and, to the extent expressed, any person who controls the Company or any Initial Purchaser within the meaning of
Section 15 of the 1933 Act, and the directors of the Company, its officers and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Initial Purchasers of the Securities.

                  Section 13. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

                  Section 14. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, designated and appointed CT

Corporation System, 1633 Broadway, New York, New York 10019 (the "Process Agent") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement, the Securities and, if issued, the Exchange Notes and the Warrant Shares that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and acknowledges that the Process Agent has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Process Agent and written notice of said service to the Company in accordance with Section 11 of this Agreement shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as any of the Securities or Exchange Notes shall be outstanding; provided that the Company may (and, to the extent the Process Agent ceases to be able to be served on the basis contemplated herein, shall), by written notice to the Initial Purchasers in accordance with Section 11 of this Agreement, designate such additional or alternative agent for service of process under this Section 14 that (i) maintains an office located in The City of New York, Borough of Manhattan, State of New York and (ii) is a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in The City of New York, Borough of Manhattan, State of New York. Notwithstanding the foregoing, any suit, action or proceeding based upon this Agreement may be instituted by any Initial Purchaser in any competent court in Colombia.

                  To the extent that the Company has or hereafter may acquire any sovereign immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such sovereign immunity, to the extent permitted by law, in respect of its obligations under the above-referenced documents.

                  Section 15. Judgment Currency. The Company agrees to indemnify the Initial Purchasers, the officers, directors and agents or the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due to them under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment

Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which any such person on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such person. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

                  Section 16. Withholding Taxes. All amounts payable by the Company in respect of this Agreement shall be paid in U.S. dollars without set-off or counterclaim and free and clear of, and without deduction or withholding for or on account of, any present or future tax, assessment or other governmental charge or any interest or penalty thereon (collectively, "Tax") imposed, levied, collected, assessed, or required to be deducted, withheld or paid by or for the account of Colombia or any taxing authority or political subdivision thereof or therein. If any such Tax is required by law to be withheld or deducted from any such payment, the Company shall pay the full amount of such Tax and pay such additional amounts as may be necessary to ensure that the net amount actually received by the Initial Purchasers in respect of such payment is equal to the amount the Initial Purchasers would have received had no such Tax been withheld or deducted from such payment.

                  Section 17. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

                                       Very truly yours,

                                       OCCIDENTE Y CARIBE CELULAR S.A.

                                       By /s/ Gilberto Echeverri Mejia
                                          --------------------------------
                                          Name:  Gilberto Echeverri Mejia
                                          Title: President

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
  ING BARING (U.S.) SECURITIES, INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED

By /s/ Marisa D. Drew
   ---------------------------
    Name:  Marisa D. Drew
    Title: Vice President

                                   SCHEDULE I

                              Initial Purchasers                 Number of Units
                              ------------------                 ---------------
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.......................................... 162,133

ING Baring (U.S.) Securities, Inc.....................................  28,612
                                                                       -------

         Total........................................................ 190,745

                                                                         ANNEX A

                                 INVESTOR LETTER

Occidente y Caribe Celular S.A.
Calle 50 No. 50-01
Medellin, Colombia

and

[Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201]

[ING Baring (U.S.) Securities, Inc.
667 Madison Avenue
New York, New York 10021]

Ladies and Gentlemen:

         In connection with our proposed purchase of ___ Units, each consisting of US$1,000 principal amount of 14% Senior Discount Notes due 2004 (the "Notes") and four warrants (each a "Warrant") to purchase 5.709 shares of Class B Common Stock of the Company, with a par value of 1,000 Pesos per share (the "Warrant Shares"), at a price of US$1.00 per share (or, if greater, the U.S. dollar equivalent of 1,000 Pesos) either as American Depositary Receipts ("ADRs"; each ADR representing 25 Warrant Shares) or, if ADRs are not available, such Warrant Shares of Occidente y Caribe Celular S.A. (the "Issuer"), we confirm that:

         1. We understand that the Units have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Units to offer, sell or otherwise transfer such Units prior to the date which is three years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Units (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Units are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Units for its own account or for the account of such in institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Units is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Units for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Units pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Issuer and the Trustee.

         2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Units for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         3. We are acquiring the Units purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

         4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            By:  [Name of Investor]
                                            Date:

Address: _________________________
Taxpayer ID Number: ______________

                                    EXHIBIT A

                                     FORM OF

                                WARRANT AGREEMENT

                                    EXHIBIT B

                                     FORM OF

                       NOTES REGISTRATION RIGHTS AGREEMENT

                                EXHIBIT C, PART 1

                                     FORM OF

                       OPINION OF CRAVATH, SWAINE & MOORE

                                 [Letterhead of]

                             CRAVATH, SWAINE & MOORE

                                                                    June 7, 1996

                         Occidente y Caribe Celular S.A.
                          US$100,000,000 Gross Proceeds
                           190,745 Units Consisting of
              US$190,745,000 14% Senior Discount Notes due 2004 and
                          762,980 Warrants to Purchase
                    4,355,852 Shares of Class B Common Stock

Ladies and Gentlemen:

                  We have acted as United States counsel to Occidente y Caribe Celular S.A., a sociedad anonima existing under the laws of Colombia (the "Company"), in connection with the sale by the Company of 190,745 units (the "Units") consisting of US$190,745,000 aggregate principal amount at maturity of its 14% Senior Discount Notes due 2004 (the "Notes") and 762,980 warrants (the "Warrants") entitling the holders thereof to purchase, under certain circumstances, an aggregate of 4,355,852 shares of class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), to Merrill Lynch, Pierce, Fenner & Smith Incorporated and ING Baring (U.S.) Securities, Inc. (collectively, the "Initial Purchasers"), pursuant to the Purchase Agreement dated May 31, 1996 (the "Purchase Agreement") among the Initial Purchasers and the Company. The Notes, the Warrants and the Units are collectively referred to herein as the "Securities." The Notes are to be issued pursuant to an indenture dated as of June 1, 1996 (the "Indenture") between the Company, as issuer, and The Bank of New York, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a warrant agreement dated as of June 7, 1996 (the "Warrant Agreement") between the Company and The Bank of New York, as warrant agent (the "Warrant Agent"). This opinion is furnished to you pursuant to Section 5(a) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including (a) the Preliminary Offering Memorandum dated May 9, 1996, (b) the Offering Memorandum dated May 31, 1996, (c) the Purchase Agreement, (d) the Indenture, (e) the Notes Registration Rights Agreement, (f) the Warrant Agreement and (g) specimen certificates representing each of the Securities, and we have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Based on the foregoing and subject to the qualifications below, we are of opinion as follows:

                  1. The Notes, the Indenture, the Notes Registration Rights Agreement, the Warrants and the Warrant Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

                  2. Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture (B) the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, the Indenture constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  3. Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, (B) the Notes have been duly authorized, executed and delivered by the Company and (C) the Notes have been duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement, the Notes constitute the valid and binding obligation of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

                  4. Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Warrants, (B) the Warrants have been duly authorized, executed and delivered by the Company and (C) the Warrants have been duly countersigned by the Warrant Agent in accordance with the terms of the Warrant Agreement and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement, the Warrants constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

                  5. Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Warrant Agreement, (B) the Warrant Agreement has been duly authorized, executed and delivered by the Company and (C) the Warrant Agreement has been duly authorized, executed and delivered by the Warrant Agent, the Warrant Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  6. Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes Registration Rights Agreement (B) the Notes Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Initial Purchasers, the Notes Registration Rights Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  7. The statements made in the Offering Memorandum under the caption "Taxation--United States", to the extent that they constitute matters of law, summaries of legal matters or legal conclusions, have been reviewed by us and are correct in all material respects.

                  8. None of the issue and sale of the Notes, the Warrants or the Units, the execution and delivery by the Company of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement or the consummation of the transactions contemplated thereby in accordance with their terms will conflict with, or result in a violation of any of the terms or provisions of, any existing applicable United States Federal or New York State law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court located in the United States having jurisdiction over the Company or any of its properties or assets which is known to us, except that we express no opinion in this paragraph 8 as to the securities laws of any jurisdiction.

                  9. Subject to the assumptions set forth in paragraph 10, no filing, consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the United States of America or the State of New York is required for the sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by the Purchase Agreement. the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement except (i) those required under the Securities Act and the Trust Indenture Act and the rules and regulations thereunder with respect to the Notes Registration Rights Agreement and the Warrant Agreement and the transactions contemplated thereunder and (ii) such as may be required under the blue sky laws of any jurisdiction.

                  10. Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Company in Sections 1(a)(ii),
(iii), (iv), (v) and (vi) of the Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties and covenants of the Initial Purchasers in Section 2 of the Purchase Agreement, (iii) the accuracy of the representations and warranties of each of the purchasers to whom the Initial Purchasers initially resell the Securities, as specified in Section 2(d) of the Purchase Agreement, (iv) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum and (v) receipt by the purchasers to whom the Initial Purchasers initially resell the Securities of a copy of the Offering Memorandum prior to such sale, it is not necessary in connection with the offer, sale and delivery of the Securities or in connection with the initial resale of such Securities in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the Act, it being understood that no opinion is expressed as to any subsequent resale of any Securities.

                  The foregoing opinions are qualified as follows:

                  1. With respect to the opinions expressed in paragraphs 2, 3, 4, 5 and 6 above relating to the legal, valid and binding nature of agreements or obligations of any person and to the enforceability of such agreements or obligations, such opinions are subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect. In addition, the enforceability of the Company's obligations is also subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in a proceeding in equity or at law. Furthermore, the enforceability of such agreements or obligations may be subject to the laws of jurisdictions other than the United States and the State of New York, with respect to which we express no opinion.

                  2. We express no opinion with respect to the enforceability of any provision of any agreement providing for indemnification or contribution to the extent contrary to or inconsistent with public policy.

                  We are admitted to practice in the State of New York and we express no opinion as to any matters governed by any law other than the law of the State of New York and the Federal Laws of the United States of America. In particular, we do not purport to pass on any matter governed by the laws of Colombia. We understand that with regard to matters governed by the laws of Colombia you are being provided with the opinions of Holguin, Neira y Pombo, Colombian counsel to the Company, and Mauricio Campillo Orozco, General Counsel to the Company, delivered pursuant to Sections 5(b) and (c) of the Purchase Agreement.

                  We are furnishing this opinion to you, solely for your benefit. This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner &
     Smith Incorporated
         Merrill Lynch World Headquarters
              North Tower
                  World Financial Center
                      New York, NY  10281

ING Baring (U.S.) Securities, Inc.
     667 Madison Avenue
     New York, New York  10021

                                EXHIBIT C, PART 2

                                     FORM OF

                      STATEMENT OF CRAVATH, SWAINE & MOORE

                                 [Letterhead of]

                             CRAVATH, SWAINE & MOORE

                                                                    June 7, 1996

                         Occidente y Caribe Celular S.A.
                          US$100,000,000 Gross Proceeds
                           190,745 Units Consisting of
              US$190,745,000 14% Senior Discount Notes due 2004 and
                          762,980 Warrants to Purchase
                    4,355,852 Shares of Class B Common Stock

Ladies and Gentlemen;

                  We have acted as United States counsel to Occidente y Caribe Celular S.A., a sociedad anonima existing under the laws of Colombia (the "Company"), in connection with the sale by the Company of 190,745 units (the "Units") consisting of US$190,745,000 aggregate principal amount at maturity of its 14% Senior Discount Notes due 2004 (the "Notes") and 762,980 warrants (the "Warrants") entitling the holders thereof to purchase, under certain circumstances, an aggregate of 4,355,852 shares of Class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), to Merrill Lynch, Pierce, Fenner & Smith Incorporated and ING Baring (U.S.) Securities, Inc. (collectively, the "Initial Purchasers"), pursuant to the Purchase Agreement dated May 31, 1996 (the "Purchase Agreement") among the Initial Purchasers and the Company. The Notes, the Warrants and the Units are collectively referred to herein as the "Securities." The Notes are to be issued pursuant to an indenture dated as of June 1, 1996 (the "Indenture") between the Company, as issuer, and The Bank of New York, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a warrant agreement dated as of June 7, 1996 (the "Warrant Agreement") between the Company and The Bank of New York, as warrant agent (the "Warrant Agent"). This letter is furnished to you pursuant to Section 5(a) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

                  In that capacity, we participated in conferences with certain officers of, and with the accountants and Colombian counsel for, the Company concerning the preparation of the Offering Memorandum.

                  Although we have made certain inquiries and investigations in connection with the preparation of the Offering Memorandum, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Offering Memorandum, except insofar as such statements relate to us and except to the extent set forth in paragraphs 1 and 7 in our opinion to you dated the date hereof. Subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that the Offering Memorandum (except for Annex C thereof and the financial statements and other information of an accounting or financial nature included therein, as to which we do not express any view), as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  We are furnishing this letter to you, solely for your benefit. This letter may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                                 Very truly yours,

Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner &
     Smith Incorporated
         Merrill Lynch World Headquarters
              North Tower
                  World Financial Center
                      New York, NY  10281

ING Baring (U.S.) Securities, Inc.
     667 Madison Avenue
     New York, New York  10021

                                    EXHIBIT D

                                     FORM OF

                       OPINION OF MAURICIO CAMPILLO OROZCO

                              [Company Letterhead]

                                  June 7, 1996

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner
    & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY  10281

ING BARING (U.S.) SECURITIES, INC.
667 Madison Avenue
New York, New York  10021

Ladies and Gentlemen:

         I have acted as General Counsel (Secretario General y Vicepresidente Administrativo) to Occidente y Caribe Celular S.A., a sociedad anonima existing under the laws of Colombia (the "Company"), in connection with the issuance and sale by the Company of 190,745 units (the "Units") consisting of US$190,745,000 aggregate principal amount at maturity of its 14% Senior Discount Notes due 2004 (the "Notes") and 762,980 warrants (the "Warrants") entitling the holders thereof to purchase, under certain circumstances, an aggregate of 4,355,852 shares of class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"). The Notes, the Warrants and the Units are collectively referred to herein as the "Securities." The Notes are to be issued pursuant to an indenture dated as of June 1, 1996 (the "Indenture") between the Company, as issuer, and The Bank of New York, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a warrant agreement dated as of June 7, 1996 (the "Warrant Agreement") between the Company and The Bank of New York, as warrant agent (the "Warrant Agent"). This opinion is furnished to you pursuant to Section 5(b) of the Purchase Agreement dated May 31, 1996 (the "Purchase Agreement") among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ING Baring (U.S.) Securities, Inc. (together with Merrill Lynch, the "Initial Purchasers") relating to the issuance and sale of the Securities. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

         I have examined originals, or copies certified or otherwise identified to my satisfaction, of such documents, corporate records and other instruments as I have deemed necessary or appropriate for the purposes of this opinion, including (a) the Preliminary

Offering Memorandum dated May 9, 1996 and the Offering Memorandum dated May 31, 1996, (b) the Purchase Agreement, (c) the Indenture, (d) the Notes Registration Rights Agreement, (e) the Warrant Agreement and (f) the form of certificates representing each of the Securities, and I have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents.

         In giving the opinions expressed below I do not express any opinion as to the laws of any jurisdiction other than the laws of the Republic of Colombia ("Colombia"). The opinions set forth below are based on the laws, rules or regulations as the case may be, in effect on the date hereof.

         Based upon and subject to the foregoing, I am of the opinion that:

         (i) The Company is a sociedad anonima de economia mixta duly organized and existing under the laws of Colombia, with the requisite power and authority under such laws to own or hold its properties and to carry on the business of providing cellular telecommunications services as described in the Offering Memorandum, and the Company does not own or hold any material properties or assets other than those incidental to its business.

         (ii) The Company owns or possesses or has obtained all material governmental licenses, certificates, permits, consents, orders, approvals and other authorizations necessary to hold all concessions, leases and permits or own its properties, including the Concession, and to carry on its business as presently conducted, and the Company has not received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations.

         (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the capitalization table in the Offering Memorandum under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, the shareholders of the Company have no preemptive rights to acquire the Warrant Shares that have not been waived and there are no restrictions on transfer of any class of the capital stock of the Company, except for the right of first refusal as described in the Offering Memorandum.

         (iv) The Company has the requisite corporate capacity and power (A) to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement, and (B) to issue, deliver and perform its obligations under the Notes, the Warrants and the Warrant Shares; each of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Notes and the Warrants has been duly authorized, executed and delivered by the Company.

         (v) To the best of my knowledge, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is not described or referred to in the Offering Memorandum.

         (vi) The execution and delivery of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement, the issuance and delivery of the Notes, and, if issued, the Exchange Notes, the Warrants and, assuming the Company obtains the corporate and governmental approvals as set forth in the Offering Memorandum, the Warrant Shares, the consummation by the Company of the transactions contemplated therein and compliance by the Company with the terms thereof do not and will not result in any violation of the estatutos sociales of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that in the aggregate, would not have a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company), or (B) any judgment, order or decree of any government, governmental instrumentality, court or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its respective properties (except as otherwise disclosed in the Offering Memorandum and except for such violations that in the aggregate would not have a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company).

         (vii) There is no action, suit, proceeding, inquiry or investigation, pending, or to the best of my knowledge, threatened, other than as set forth in the Offering Memorandum to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is likely to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or which might reasonably be expected to materially and adversely affect the consummation of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement, or the performance by the Company of its obligations thereunder.

         I have participated in the preparation of the Offering Memorandum. In the course of the preparation by the Company of the Offering Memorandum, I have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed. Nothing has come to my attention that would lead me to believe that the Offering Memorandum (except for Annex C thereof and the financial statements and other information of an accounting or financial nature included therein, as to which I do not express any view), as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         I am an attorney admitted to practice in Colombia and I do not express any opinion as to the laws of any other jurisdiction other than the laws of Colombia. In particular, I do not purport to pass on any matter governed by the laws of the State of New York and the federal law of the United States. I understand that with regard to matters governed by the laws of the State of New York and the federal law of the United States you are being provided with the opinions of Cravath, Swaine & Moore, United States counsel to the Company, delivered pursuant to Section 5(a) of the Purchase Agreement.

         Except as otherwise provided in the following sentence, this opinion is being furnished only to you and is solely for your benefit in connection with the above transaction and may not be relied upon for any other purpose or furnished, used, circulated, quoted or otherwise referred to for any other purpose without my prior written consent. This opinion may be delivered to Cravath, Swaine & Moore, United States counsel to the Company, Holguin, Neira y Pombo, special Colombian counsel to the Company and to The Bank of New York, as Trustee under the Indenture and as Warrant Agent under the Warrant Agreement, and each of them may rely on this opinion to the same extent as if such opinion were addressed to them.

                                                     Very truly yours,

                                                     MAURICIO CAMPILLO OROZCO

                                    EXHIBIT E

                                     FORM OF

                        OPINION OF HOLGUIN, NEIRA Y POMBO

                              [Company Letterhead]

                                  June 7, 1996

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner
    & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY  10281

ING BARING (U.S.) SECURITIES, INC.
667 Madison Avenue
New York, New York  10021

Ladies and Gentlemen:

         We have acted as special Colombian counsel to Occidente y Caribe Celular S.A., a sociedad anonima existing under the laws of Colombia (the "Company"), in connection with the issuance and sale by the Company of 190,745 units (the "Units") consisting of US$190,745,000 aggregate principal amount at maturity of its 14% Senior Discount Notes due 2004 (the "Notes") and 762,980 warrants (the "Warrants") entitling the holders thereof to purchase, under certain circumstances, an aggregate of 4,355,852 shares of class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"). The Notes, the Warrants and the Units are collectively referred to herein as the "Securities." The Notes are to be issued pursuant to an indenture dated as of June 1, 1996 (the "Indenture") between the Company, as issuer, and The Bank of New York, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a warrant agreement dated as of June 7, 1996 (the "Warrant Agreement") between the Company and The Bank of New York, as warrant agent (the "Warrant Agent"). This opinion is furnished to you pursuant to Section 5(c) of the Purchase Agreement dated May 31, 1996 (the "Purchase Agreement") among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ING Baring (U.S.) Securities, Inc. (together with Merrill Lynch, the "Initial Purchasers") relating to the issuance and sale of the Securities. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

         In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including (a) the

Preliminary Offering Memorandum dated May 9, 1996 and the Offering Memorandum dated May 31, 1996, (b) the Purchase Agreement, (c) the Indenture, (d) the Notes Registration Rights Agreement, (e) the Warrant Agreement and (f) the form of certificates representing each of the Securities, and we have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

         In giving the opinions expressed below we do not express any opinion as to the laws of any jurisdiction other than the laws of the Republic of Colombia ("Colombia"). The opinions set forth below are based on the laws, rules or regulations as the case may be, in effect on the date hereof.

         Based upon and subject to the foregoing, we are of the opinion that:

         (i) The Company is a sociedad anonima duly organized and existing under the laws of Colombia, with the requisite power and authority under such laws to own or hold its properties and to carry on the business of providing cellular telecommunications services as described in the Offering Memorandum.

         (ii) The Company owns or possesses or has obtained all material governmental licenses, certificates, permits, consents, orders, approvals and other authorizations necessary to hold all concessions, leases and permits or own its properties, including the Concession, and to carry on its business as presently conducted, and, to the best of our knowledge after due inquiry, the Company has not received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations.

         (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the capitalization table in the Offering Memorandum under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, the shareholders of the Company have no preemptive rights to acquire the Warrant Shares that have not been waived and there are no restrictions on transfer of any class of the capital stock of the Company, except for the right of first refusal as described in the Offering Memorandum.

         (iv) The Company has the requisite corporate capacity and power (A) to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement, and (B) to issue, deliver and perform its obligations under the Notes, the Warrants and the Warrant Shares; each of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Notes and the Warrants has been duly authorized, executed and delivered by the Company.

         (v) The form of certificates representing each of the Notes and the Warrants complies with the provisions of the Colombian law relating thereto.

         (vi) The information in the Offering Memorandum with respect to or involving matters of Colombian law, including the information under the captions "Enforceability of Civil Liabilities," "Business -- Legal Proceedings," "Regulation," "Description of the Notes," "Description of the Warrants," "Description of the Units," "Description of Capital Stock," "Description of American Depositary Receipts," "Foreign Investment and Exchange Controls in Colombia," "Enforcement of Foreign Judgments in Colombia" and "Taxation -- Colombia," to the extent that it constitutes matters of law, summaries of legal matters, the Company's estatutos sociales or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

         (vii) To the best of our knowledge, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is not described or referred to in the Offering Memorandum.

         (viii) The execution and delivery of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement, the issuance and delivery of the Notes, and, if issued, the Exchange Notes, the Warrants and, assuming the Company obtains the corporate and governmental approvals as set forth in the Offering Memorandum, the Warrant Shares, the consummation by the Company of the transactions contemplated therein and compliance by the Company with the terms thereof do not and will not result in any violation of the estatutos sociales of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that in the aggregate, would not have a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company), or (B) any existing, applicable law, rule or regulation, or any judgment, order or decree of any government, governmental instrumentality, court or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its respective properties (except as otherwise disclosed in the Offering Memorandum and except for such violations that would not have a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company).

         (ix) No authorization, approval, consent, license, exemption, order or decree of any Colombian government, governmental instrumentality, court or arbitrator (A) is required for the execution, delivery and performance by the Company of each of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement including for the valid authorization, issuance, sale and delivery of the Notes and the Exchange Notes under the Indenture or the Warrants and the Warrant Shares under the Warrant Agreement, or (B) is required to permit the Company to effect payments of principal of, premium and interest on the Notes, and, if issued, the Exchange Notes, and the performance of its other obligations under the Indenture in United States dollars, except for the approvals from
     (i) the Ministry of Communications with respect to the exercise of the Warrants, (ii) the Colombian Superintendency of Securities as to the ADRs,
     (iii) the corporate and governmental approvals or actions necessary for the issuance of the ADRs and Warrant Shares as described in the Offering Memorandum and (iv) the registration of an official translation of the Indenture (which shall be signed before a notary public and consularized) and the Notes with Banco de la Republica, and except for such other authorizations, approvals, consents, licenses, exemptions, orders or decrees (including the authorization of the Colombian Superintendency of Corporations and the registration of the terms of the Notes and the Notes with Banco de la Republica) which have been obtained and are in full force and effect.

         (x) There is no action, suit, proceeding, inquiry or investigation, pending, or to the best of our knowledge, threatened, other than as set forth in the Offering Memorandum to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is likely to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or which might reasonably be expected to materially and adversely affect the consummation of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement, or the performance by the Company of its obligations thereunder.

         (xi) The governing law clauses subjecting the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants and the Notes to New York law are valid under Colombian law.

         (xii) Each of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants and the Notes are in proper legal form under the laws of Colombia for the enforcement thereof against the Company in the courts of Colombia (provided that an official Spanish translation of each such document is required to bring an action thereon in the courts of Colombia and the registrations listed in paragraph (xix) below shall have been made).

         (xiii) In any action or proceeding arising out of or relating to any of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Notes or the Warrants in any court in Colombia, such court would recognize and give effect to the provisions of such agreement or security wherein the parties thereto agree that the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Notes and the Warrants shall be governed by, and construed in accordance with, the provisions of New York law, provided that neither the terms of any such agreement or security nor any provisions of New York law applicable to any such agreement or security are found to be contrary to the public policy (orden publico) of Colombia.

         (xiv) In our opinion, none of the terms of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement, the Warrants, the Notes or if issued, the Exchange Notes, are contrary to the public policy (orden publico) of Colombia except that indemnification provisions might be subject to certain limitations.

         (xv) Any judgment against the Company of a court in the State of New York or of a federal court of the United States of America, in each case sitting in the Borough of Manhattan, The City of New York, which is obtained without fraud and rendered after due notice by any such state or federal court, is capable of being enforced in the courts of Colombia upon compliance with the requisites and procedures set forth in the Colombian Civil Procedure Code (including, in the case of such judgment, articles 693, 694 and 695 of the Colombian Civil Procedure Code, which apply in order to obtain an exequator from the Supreme Court of Justice of Colombia).

         (xvi) The submission of the Company to the jurisdiction of the courts of the State of New York and of the federal courts of the United States of America, in each case sitting in the Borough of Manhattan, The City of New York, and the appointment of the agent for service of process, contained in the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement and the Warrant Agreement is valid.

         (xvii) Neither the Company nor any of its properties or assets has any sovereign immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Colombia.

         (xviii) Except as otherwise described in the Offering Memorandum, there is no tax, duty, levy, impost, deduction, charge or withholding imposed by Colombia or any political subdivision thereof or taxing authority therein or any federation or organization or similar entity of which Colombia is a member either (A) on or by virtue of the Company's execution, delivery, performance or enforcement of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, or of any other document to be furnished hereunder or thereunder, or (B) on any payment to be made pursuant to the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement, except that withholding taxes are payable on the "Cash Election Warrant Repurchase" (as defined in Section 3.1 of the Warrant Agreement) and may be payable on the fees and expenses of the Trustee and the Warrant Agent. Under current Colombian law and regulations, payments on the Notes to nonColombian residents are not and will not be subject to any Colombian withholding or any other tax, except as otherwise described in the Offering Memorandum.

         (xix) To ensure the legality, validity, enforcement or admissibility into evidence in Colombia of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants or the Notes and any other document to be furnished thereunder, it is not necessary that the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrants or the Notes or any such other document be filed, recorded or registered with any court or other authority in Colombia, except (a) the registration of an official translation of the Indenture (which shall be signed before a notary public and consularized) and the Notes with Banco de la Republica and (b) the registration of the terms of the Notes and the Notes with Banco de la Republica, which registration has been duly obtained, or that any tax be paid in Colombia on or in respect of any of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, or any such other document.

         (xx) Except as described in the Offering Memorandum, non-Colombian holders of Notes or Warrants will not be deemed resident, domiciled, carrying on business or subject to taxation in Colombia solely by reason of the execution, delivery, performance or enforcement of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement. Non-Colombian holders of the Warrant Shares will be subject to Colombian taxes and Colombian foreign investment registration and regulations, as described in the Offering Memorandum.

         (xxi) Except as described in the Offering Memorandum, it is not necessary under the laws of Colombia that any of the holders of the Securities be licensed, qualified or entitled to carry on business in Colombia by reason solely of the execution, delivery, performance or enforcement of this Agreement, the Indenture, the Notes Registration Rights Agreement or the Warrant Agreement.

         We have participated in the preparation of the Offering Memorandum. In the course of the preparation by the Company of the Offering Memorandum, we have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed. Nothing has come to our attention that would lead us to believe that the Offering Memorandum (except for Annex C thereof and the financial statements and other information of an accounting or financial nature included therein, as to which we do not express any view), as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         We are attorneys admitted to practice in Colombia and we do not express any opinion as to the laws of any other jurisdiction other than the laws of Colombia. In particular, we do not purport to pass on any matter governed by the laws of the State of New York and the federal law of the United States. We understand that with regard to matters governed by the laws of the State of New York and the federal law of the United States you are being provided with the opinions of Cravath, Swaine & Moore, United States counsel to the Company, delivered pursuant to Section 5(a) of the Purchase Agreement. Furthermore, we rely, insofar as this opinion involves matters of fact (but not as to legal conclusions), to the extent we deem proper, on information or certificates received from responsible officers of the Company and public officials.

         We note that, as disclosed in the Offering Memorandum, a member of Holguin Neira y Pombo is an alternate director of the Company.

         Except as otherwise provided in the following sentence, this opinion is being furnished only to you and is solely for your benefit in connection with the above transaction and may not be relied upon for any other purpose or furnished, used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent. This opinion may be delivered to Cravath, Swaine & Moore, United States counsel to the Company, Mauricio Campillo Orozco, General Counsel to the Company and to The Bank of New York, as Trustee under the Indenture and as Warrant Agent under the Warrant Agreement, and each of them may rely on this opinion to the same extent as if such opinion were addressed to them.

                                                     Very truly yours,

                                                     Holguin, Neira y Pombo

                                    EXHIBIT F

                                     FORM OF

                    OPINION OF DUNNINGTON, BARTHOLOW & MILLER

                   [Dunnington, Bartholow & Miller Letterhead]

                                  June 7, 1996

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner
    & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY  10281

ING BARING (U.S.) SECURITIES, INC.
667 Madison Avenue
New York, New York  10021

Ladies and Gentlemen:

         We have acted as United States counsel to The Bank of New York, a New York banking corporation, in connection with (i) its execution and delivery of the Indenture dated as of June 1, 1996 (the "Indenture") by and between Occidente y Caribe Celular S.A. (the "Company") and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Company is issuing on the date hereof US$ 190,745,000 in aggregate principal amount at maturity of its 14% Senior Discount Notes due 2004 (the "Notes"); (ii) its authentication and delivery of the Notes in global and certificated form; and (iii) its execution and delivery of a Warrant Agreement dated as of June 7, 1996 (the "Warrant Agreement") by and between the Company and The Bank of New York, as Warrant Agent, providing for the issuance by the Company of 762,980 warrants in global and certificated form (the "Warrants") entitling the holders thereof to purchase, under certain circumstances, an aggregate of 4,355,852 shares of class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), either as
(i) American Depositary Receipts (ADRs) or (ii) if ADRs are not available, such Warrant Shares.

         In acting as such United States counsel, we have examined executed copies of the Indenture, the global and certificated Notes, the Warrant Agreement and the global and certificated Warrants. As to any facts material to our opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to above and originals, or copies identified to our satisfaction, of such corporate records of The Bank of New York and such agreements, certificates of responsible officers of The Bank of New York and public officials, powers of attorney, governmental orders and other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

         We have assumed the due execution and delivery, pursuant to due authorization, of the Indenture and the Warrant Agreement by the Company. We have also assumed that the execution, delivery and performance by each of the parties to each of the Indenture and the Warrant Agreement will not violate, or be inconsistent with, any applicable law other than, but only insofar as it relates to The Bank of New York, the law of the State of New York or the federal law of the United States.

         Based upon and subject to the foregoing, we are of the opinion that:

         (i) The Indenture has been duly authorized, executed and delivered by The Bank of New York, as Trustee, and, assuming that the Indenture constitutes a valid and binding obligation of each of the other parties thereto enforceable against each of them in accordance with its terms, constitutes the valid and binding obligation of The Bank of New York, as Trustee, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (ii) Assuming due authorization, execution and delivery of the Notes by the Company, the Notes have been duly authenticated and delivered by The Bank of New York, as Trustee.

         (iii) The Warrant Agreement has been duly authorized, executed and delivered by The Bank of New York, as Warrant Agent, and, assuming that the Warrant Agreement constitutes a valid and binding obligation of each of the other parties thereto enforceable against each of them in accordance with its terms, constitutes the valid and binding obligation of The Bank of New York, as Warrant Agent, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (iv) Assuming due authorization, execution and delivery of the Warrants by the Company, the Warrants have been duly countersigned and delivered by The Bank of New York, as Warrant Agent.

         We are attorneys admitted to practice in the State of New York and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the State of New York and the federal law of the United States of America.

         This opinion is being furnished only to you and is solely for your benefit in connection with the above transaction and may not be relied upon for any other purpose or furnished, used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent.

                                                 Very truly yours,

                                                 Dunnington, Bartholow & Miller